                                                                  EXHIBIT 10.1

                               ESCROW AGREEMENT

     WHEREAS, Flex Acquisitions Corporation, a Texas corporation, and American Nortel Communications, a Wyoming corporation, have caused or will cause certain shares to be deposited in escrow with SOUTHWEST BANK OF TEXAS N.A., a national banking corporation ("Escrow Agent"), on terms and conditions more particularly described herein.

     NOW, THEREFORE, in consideration of the premises, the undersigned hereby agree as follows:

                                  ARTICLE I
                             TERMS AND CONDITIONS

     1.1 Establishment of Fund. The undersigned have caused or will cause to be deposited with the Escrow Agent 20,000 spin-off shares of FAC common stock (the balance thereof remaining from time to time being referred to herein as the "Fund").

     1.2 Representation. Southwest Bank of Texas represents that it is an "insured depository institution" as that term is defined in Section 3(c) (2) of the Federal Deposit Insurance Act.

     1.3 Treatment of Fund. The 20,000 spinoff shares shall be escrowed with Southwest Bank of Texas pursuant to the following terms and conditions:

          A. After declaration by American Nortel of the dividend to its shareholders of the 20,000 spinoff shares, either American Nortel or its registrar-transfer agent shall deliver to Escrow Agent stock certificates representing the spinoff shares, which certificates shall evidence on their faces the identity of the owners of the shares represented by each certificate.

          B. Escrow agent shall hold the escrowed certificates solely for the benefit of the owners of the shares represented by such certificates, which owners shall have all voting rights with respect to such shares as are provided by Texas law. However, no transfer or other disposition of the escrowed securities or any interest related to such securities shall be permitted by FAC or recognized by Escrow Agent other than by will or the law of descent and distribution, or pursuant to a qualified domestic relations order as defined by the Internal Revenue Code of 1986 as amended or to Title I of the Employee Retirement Income Security Act.

     1.4 Escrow Procedure and Payment Instruction. The Fund shall be held and disbursed in accordance with the terms of this Escrow Agreement as follows:

          The certificates placed in escrow with Escrow Agent shall be released from escrow and delivered by Escrow Agent to FAC's registrar-transfer agent for delivery by it to the owners of the certificates at such time as or after Escrow Agent has received a signed representation from FAC as documented in Exhibit A, together with any other evidence acceptable to Escrow Agent, that the conditions and requirements set forth in either paragraph 1.4.A. or 1.4.B. below have been met.

          A. Should the merger described in the Agreement of Merger be approved by the shareholders of both FAC and Flex Financial, and should the necessary merger documents be filed with the Secretary of State of Texas, FAC shall so represent this to Escrow Agent and shall state the date the merger became effective.

          B. Should the proposed merger described in the Agreement of Merger not be approved and effected, FAC proposes to search for a merger partner or for a suitable business or assets to be acquired. At such time as FAC should execute an agreement of merger or for the acquisition of a business or assets that would constitute the business of FAC, FAC shall file a post-effective amendment to the S-4 disclosing the information specified by the S-4 registration statement form and Industry Guides, including financial statements of FAC and the company to be acquired, and the registration statement must become effective at the Commission. Then, the alternative merger or acquisition of a business or assets must be approved and legally effected, at which time FAC shall represent to Escrow Agent that this has occurred and that all requirements of the Commission for the release from escrow of the certificates have been met.

     1.5 Termination. This Escrow Agreement shall terminate upon the first to occur of any of the following events:

          A. The disbursement of the balance of the Fund in accordance with the provisions of Section 1.4 hereof.

          B. The expiration of 18 months after the effective date of the initial S-4, unless certificates have been earlier released from escrow according to the provisions in Section 1.4. above. Should no release from escrow have occurred by the termination date, Escrow Agent shall deliver, for cancellation, all escrowed stock certificates to FAC's stock registrar-transfer agent.

                                  ARTICLE II
                        PROVISIONS AS TO ESCROW AGENT

     2.1          Limitation  of  Escrow  Agent's  Capacity.

          A. This Escrow Agreement expressly and exclusively sets forth the duties of Escrow Agent with respect to any and all matters pertinent hereto, and no implied duties or obligations shall be read into this Escrow Agreement against Escrow Agent. This Escrow Agreement constitutes the entire agreement between the Escrow Agent and the other parties hereto in connection with the subject matter of this escrow, and no other agreement entered into between the parties, or any of them, shall be considered as adopted or binding, in whole or in part, upon the Escrow Agent notwithstanding that any such other agreement may be deposited with Escrow Agent or the Escrow Agent may have knowledge thereof.

          B. Escrow Agent acts hereunder as a depository only, and is not responsible or liable in any manner whatsoever for the sufficiency, correctness, genuineness or validity of the subject matter of this Escrow Agreement or any part thereof, or for the form of execution thereof, or for the identity or authority of any person executing or depositing such subject matter. Escrow Agent shall in no way be responsible for notifying, nor shall it be its duty to notify, any party hereto or any other party interested in this Escrow Agreement of any payment required or maturity occurring under this Escrow Agreement or under the terms of any instrument deposited herewith.

     2.2          Authority  to  Act.

          A. Escrow Agent is hereby authorized and directed by the undersigned to deliver the subject matter of this Escrow Agreement only in accordance with the provisions of Article I of this Escrow Agreement.

          B. Escrow Agent shall be protected in acting upon any written notice, request, waiver, consent, certificate, receipt, authorization, power of attorney or other paper or document which Escrow Agent in good faith believes to be genuine and what it purports to be, including, but not limited to, items directing investment or non investment of funds, items requesting or authorizing release, disbursement or retainage of the subject matter of this Escrow Agreement and items amending the terms of this Escrow Agreement.

          C. Escrow Agent may consult with legal counsel in the event of any dispute or question as to the construction of any of the provisions hereof or its duties hereunder, and it shall incur no liability and shall be fully protected in acting in accordance with the advice of such counsel.

          D. In the event of any disagreement between any of the parties to this Escrow Agreement, or between any of them and any other person, resulting in adverse claims or demands being made in connection with the matters covered by this Escrow Agreement, or in the event that Escrow Agent, in good faith, be in doubt as to what action it should take hereunder, Escrow Agent may, at its option, refuse to comply with any claims or demands on it, or refuse to take any other action hereunder, so long as such disagreement continues or such doubt exists, and in any such event, Escrow Agent shall not be or become liable in any way or to any person for its failure or refusal to act, and Escrow Agent shall be entitled to continue so to refrain from acting until (i) the rights of all interested parties shall have been fully and finally adjudicated by a court of competent jurisdiction, or (ii) all differences shall have been adjudged and all doubt resolved by agreement among all of the interested persons, and Escrow Agent shall have been notified thereof in writing signed by all such persons. Notwithstanding the foregoing, Escrow Agent may in its discretion obey the order, judgment, decree or levy of any court, whether with or without jurisdiction, or of any agency of the United States or any political subdivision thereof, or of any agency of the State of Texas or of any political subdivision thereof, and Escrow Agent is hereby authorized in its sole discretion, to comply with and obey any such orders, judgments, decrees or levies. The right of Escrow Agent under this sub-paragraph are cumulative of all other rights which it may have by law or otherwise.

          E. In the event that any controversy should arise among the parties with respect to the Escrow Agreement, or should the Escrow Agent resign and the parties fail to select another Escrow Agent to act in its stead, the Escrow Agent shall have the right to institute a bill of interpleader in any court of competent jurisdiction to determine the rights of the parties.

     2.3          Compensation/Indemnification.

          A. Escrow Agent shall be entitled to reasonable compensation as well as reimbursement for its reasonable costs and expenses incurred in connection with the performance by it of service under this Escrow Agreement (including reasonable fees and expenses of Escrow Agent's counsel). The parties hereto agree that escrow fees in the amount of $750.00 will be deducted from the Fund upon the commencement of the escrow and on each anniversary date thereafter.

          B. The parties to this Escrow Agreement (other than Escrow Agent) hereby jointly and severally agree to indemnify and hold Escrow Agent harmless from all losses, costs, claims, demands, expenses, damages, and attorney's fees suffered or incurred by Escrow Agent as a result of anything which it may do or refrain from doing in connection with this Escrow Agreement or any litigation or cause of action arising from or in conjunction with this Escrow Agreement or involving the subject matter hereof or Escrow Funds or monies deposited hereunder or for any interest upon any such monies. This indemnity shall include, but not be limited to, all costs incurred in conjunction with any interpleader which the Escrow Agent may enter into regarding this Escrow Agreement.

     2.4          Miscellaneous.

          A. Escrow Agent shall make no disbursement, investment or other use of funds until and unless it has collected funds. Escrow Agent shall not be liable for collection items until the proceeds of the same in actual cash have been received or the Federal Reserve has given Escrow Agent credit for the funds.
          B. Escrow Agent may resign at any time by giving written notice to the parties hereto, whereupon the parties hereto will immediately appoint a successor Escrow Agent. Until a successor Escrow Agent has been named and accepts its appointment or until another disposition of the subject matter of this Escrow Agreement has been agreed upon by all parties hereto, Escrow Agent shall be discharged of all of its duties hereunder save to keep the subject matter whole.
          C. All representations, covenants, and indemnifications contained in this Article II shall survive the termination of this Escrow Agreement.

                                 ARTICLE III
                              GENERAL PROVISIONS

     3.2 Discharge of Escrow Agent. Upon the delivery of all of the subject matter or monies pursuant to the terms of this Escrow Agreement, the duties of Escrow Agent shall terminate and Escrow Agent shall be discharged from any further obligation hereunder.

     3.3 Escrow Instructions. Where directions or instructions from more than one of the undersigned are required, such directions or instructions may be given by separate instruments of similar tenor. Any of the undersigned may act hereunder through an agent or attorney-in fact, provided satisfactory written evidence of authority is first furnished to any party relying on such authority.
     3.4 Notice. Any payment, notice, request for consent, report, or any other communication required or permitted in this Escrow Agreement shall be in writing and shall be deemed to have been given when personally delivered to the party hereunder specified or when placed in the United States mail, registered or certified, with return receipt requested, postage prepaid and addressed as follows:

     If  to  Escrow  Agent:

          Southwest  Bank  of  Texas,  N.A.
          4295  San  Felipe
          P.  O.  Box  27459
          Houston,  Texas  77227-7459
          Attn:    Jenifer  Stepanik/Vice  President

     If  to  Flex  Acquisitions  Corporation:

          770  S.  Post  Oak  Lane
          Suite  515
          Houston  TX    7  77056
          Attn:  William  K.  Roberts

     If  to  American  Nortel:

          7201  E.  Camelback  Road
          Suite  320
          Scottsdale  AZ  85251
          Attn:  Bill  Williams,    CEO

     Any party may unilaterally designate a different address by giving notice of each such change in the manner specified above to each other party.
     3.5 Governing Law. This Escrow Agreement is being made in and is intended to be construed according to the laws of the State of Texas. It shall inure to and be binding upon the parties hereto and their respective successors. heirs and assigns.

     3.6 Construction. Words used in the singular number may include the plural and the plural may include the singular. The section headings appearing in this instrument have been inserted for convenience only and shall be given no substantive meaning or significance whatsoever in construing the terms and conditions of the Escrow Agreement.

     3.7 Amendment. The terms of this Escrow Agreement may be altered, amended, modified or revoked only by an instrument in writing signed by the undersigned and Escrow Agent.

EXECUTED  as  of  the  dates  set  forth  below.

                              American  Nortel  Communications,  Inc.


Date:    August  8,  1996

                              By:  /S/  W.  P.  Williams,  Jr.
                              Name:  William  P.  Williams
                              Title:  President/CEO

                              Flex  Acquisitions  Corporation

Date:  8-15-96                By: /S/ M. Stephen Roberts
                              Name:  M.  Stephen  Roberts
                              Title:  President



     SOUTHWEST BANK OF TEXAS, N.A., Escrow Agent, hereby accepts its appointment as Escrow Agent as described in the foregoing Escrow Agreement, subject to the terms and conditions set forth therein.

                              SOUTHWEST  BANK  OF  TEXAS,  N.A.

Date:  8/21/96                By:  /S/  David  C.  Farries
                              Name:    David  C  Farries
                              Title:    EVP/Chief  Financial  Officer

                          ACKNOWLEDGMENT OF RECEIPT

     The undersigned hereby acknowledge receipt from and/or disbursement by Southwest Bank, N.A., Escrow Agent under the foregoing Escrow Agreement, of the subject matter of the Escrow Agreement as described in such Escrow Agreement; the undersigned acknowledge a faithful and proper performance by said Escrow Agent of its duties under said Escrow Agreement, and in consideration of such disbursement hereby release and discharge said Escrow Agent from all further responsibility or liability as Escrow Agent under said Escrow Agreement.
     Executed  this  _____  day  of  ____________,  199__.


                              By:
                              Name:
                              Title:

                                  EXHIBIT A

Ms.  Jenifer  Stepanik
Southwest  Bank  of  Texas,  N.A.
As  Escrow  Agent
P.O.  Box  27459
Houston,  TX  77227-7459

Re:  Escrow  Agreement:    ___________________  and  _______________________

Dear  Ms.  Stepanik:

Reference is made to the escrow agreement dated _____________________________ among ________________________________,
_______________________________________,  and  Southwest  Bank  of Texas, N.A.
(the  "  Escrow  Agreement").  We represent that the requirements of paragraph
(e)(1) and(e)(2) of SEC Rule 419 have been met and hereby instruct you, pursuant to Section 1.4 of the Escrow Agreement to return the fund to:

               _____________________________
               _____________________________
               _____________________________
               _____________________________



By:
Name:
Title:


By:
Name:
Title: